UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

EVOFEM BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 8, 2020
To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders of Evofem Biosciences, Inc. (the Company) to be held at 8:00 a.m. Pacific Standard Time on Thursday, June 18, 2020 at the Company’s headquarters at 12400 High Bluff Drive, Suite 600, San Diego, California 92130 in the 6th floor board room. Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, attendees will be required to wear a self-provided mask or cloth face covering while on the premises, and required to practice social distancing. Any person in attendance who exhibits cold or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. The Company reserves the right to take any additional precautionary measures it deems appropriate in relation to the physical meeting and access to its premises. As a result of the public health and travel risks and concerns due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the special meeting. If we take this step, we will announce any changes in advance in a press release available on our website (www.evofem.com) and filed with the Securities Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

Details regarding the special meeting are described in the accompanying proxy statement.

At the special meeting, we will ask our stockholders to approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of common stock issuable upon the conversion of certain convertible notes and the exercise of certain warrants, certain of which convertible notes and warrants were issued in our recent private placement as described in our Current Report on Form 8-K filed on April 27, 2020. Such other business will be transacted as may properly come before the special meeting or any adjournment or postponement thereof.

We hope you will be able to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Evofem Biosciences, Inc.

Sincerely,

Saundra Pelletier
President and Chief Executive Officer

EVOFEM BIOSCIENCES, INC.
12400 High Bluff Drive, Suite 600
San Diego, CA 92130
(858) 550-1900
May 8, 2020
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TIME: 8:00 a.m. Pacific Standard Time
DATE: Thursday, June 18, 2020
PLACE: Company’s headquarters located at 12400 High Bluff Drive, Suite 600, San Diego, California 92130 in the 6th floor board room
PURPOSES:

1
To approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of common stock issuable upon the conversion of certain convertible notes and the exercise of certain warrants.

* Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, attendees will be required to wear a self-provided mask or cloth face covering while on the premises, and required to practice social distancing. Any person in attendance who exhibits cold or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. The Company reserves the right to take any additional precautionary measures it deems appropriate in relation to the physical meeting and access to its premises. We currently intend to hold the special meeting in person. However, as a result of the public health and travel risks and concerns that our stockholders may have due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the special meeting. If we take this step, we will announce any changes in advance in a press release available on our website (www.evofem.com) and filed with the Securities Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

WHO MAY VOTE:

You may vote if you were the record owner of Evofem Biosciences, Inc. common stock at the close of business on May 7, 2020.

If you are a stockholder of record, you may vote in one of the following ways:

•Vote over the Internet, by going to https://www.proxyvote.com (have your proxy card in hand when you access the website);
•Vote by telephone, by calling 1-800-690-6903 (have your proxy card in hand when calling);
•Vote by mail, by returning the enclosed proxy card (signed and dated); or
•Vote in person at the special meeting.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

The accompanying proxy statement sets forth additional information regarding the special meeting, and provides you with detailed information regarding the business to be considered at the special meeting. We encourage you to read the proxy statement carefully and in its entirety.

A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at our corporate offices located at 12400 High Bluff Drive, Suite 600, San Diego, California 92130.

All stockholders are cordially invited to attend the special meeting. Whether you plan to attend the special meeting or not, we urge you to vote by following the instructions in the Proxy Materials and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Alexander A. Fitzpatrick
Secretary

TABLE OF CONTENTS

PAGE
Important Information About the Special Meeting and Voting	2
Security Ownership of Certain Beneficial Owners and Management	6
Proposal 1 – To Approve, for the Purposes of Complying With Nasdaq Listing Rules 5635(b) and 5635(d), the Issuance of Shares of Common Stock upon the Conversion of Certain Convertible Notes and the Exercise of Certain Warrants	8
Other Matters	14
Stockholder Proposals and Nominations For Director	14
Appendix
Appendix A Proxy Card

EVOFEM BIOSCIENCES, INC.
12400 High Bluff Drive, Suite 600
San Diego, CA 92130
(858) 550-1900

PROXY STATEMENT FOR EVOFEM BIOSCIENCES, INC.
2020 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2020

This proxy statement (this Proxy Statement), along with the accompanying notice of special meeting of stockholders (the “Special Meeting”) and the enclosed proxy card, contains information about the special meeting of stockholders of Evofem Biosciences, Inc., including any adjournments or postponements of the Special Meeting. We are holding the Special Meeting at 8:00 a.m., Pacific Standard Time, on Thursday, June 18, 2020 at the Company’s headquarters at 12400 High Bluff Drive, Suite 600, San Diego, California 92130 in the 6th floor board room. Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, attendees will be required to wear a self-provided mask or cloth face covering while on the premises, and required to practice social distancing. Any person in attendance who exhibits cold or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. The Company reserves the right to take any additional precautionary measures it deems appropriate in relation to the physical meeting and access to its premises. Evofem Biosciences, Inc. currently intends to hold the Special Meeting in person. However, as a result of the public health and travel risks and concerns that our stockholders may have due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the Special Meeting. If we take this step, we will announce any changes in advance in a press release available on our website (www.evofem.com) and filed with the Securities Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

In this Proxy Statement, we refer to Evofem Biosciences, Inc. as “Evofem,” “the Company,” “we” and “us.”

This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the Board) for use at the Special Meeting.

On or about May 8, 2020, we will commence sending this Proxy Statement, the attached Notice of Special Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2020

This Proxy Statement, the Notice to Stockholders of the Special Meeting and our form of proxy card are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2019 on the website of the Securities and Exchange Commission at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.evofem.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, for the fiscal year ended December 31, 2019 free of charge from us by sending a written request to: Alexander A. Fitzpatrick, Evofem Biosciences, Inc., 12400 High Bluff Drive, Suite 600, San Diego, California 92130. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board is soliciting your proxy to vote at the Special Meeting of stockholders of the Company to be held at the Company’s headquarters at 12400 High Bluff Drive, Suite 600, San Diego, California 92130 in the 6th floor board room on Thursday, June 18, 2020 at 8:00 a.m. Pacific Standard Time and any adjournments of the meeting, which we refer to as the Special Meeting. The Proxy Statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card because you owned shares of the Company’s common stock, par value $0.0001 per share, or the common stock, on the record date May 7, 2020. The Company intends to commence distribution of the proxy materials to stockholders on or about May 8, 2020.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on May 7, 2020 are entitled to vote at the Special Meeting. On April 24, 2020, there were 49,700,931 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on May 7, 2020 your shares of our common stock were registered directly in your name with our transfer agent, Philadelphia Stock Transfer, Inc., then you are a stockholder of record.

If on May 7, 2020 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for, against or abstain with respect to the proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, Philadelphia Stock Transfer, Inc., or you have stock certificates registered in your name, you may vote:

•By Internet (www.proxyvote.com). Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card and 16-digit control number(s) in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
•By telephone (1-800-690-6903). Use a touch-tone phone to transmit your voting instructions. Have your proxy card and 16-digit control number(s) in hand when you call and then follow the instructions.
•By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card.

•In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 5:00 p.m. Eastern Time on Wednesday, June 17, 2020.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Special Meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposal?

The Board of Directors recommends that you vote as follows:

• “FOR” the approval, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), of the issuance of shares of common stock issuable upon the conversion of certain convertible notes and the exercise of certain warrants.
If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this Proxy Statement was first made available, we knew of no matters that needed to be acted on at or would be brought before the Special Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:

•if you received a proxy card, by signing a proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•by re-voting by Internet or by telephone as instructed above;
•by notifying the Company’s Secretary in writing before the Special Meeting that you have revoked your proxy; or
•by attending the Special Meeting in person and voting in person. Attending the Special Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on the proposal set forth in this Proxy Statement without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting. A “broker non-vote” will occur if your broker cannot vote your shares because it has not received instructions from you.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Approval, for Purposes of Complying with Nasdaq Listing Rules 5635(b) and 5635(d), of the Issuance of Shares of Common Stock Issuable Upon the Conversion of Certain Convertible Notes and the Exercise of Certain Warrants
The affirmative vote of a majority of the total votes cast on the proposal is required to approve the issuance of shares of our common stock that may be issued upon conversion of certain convertible notes and the exercise of certain warrants in an amount that could result in (i) a change of control for purposes of Nasdaq Listing Rule 5635(b), and/or (ii) the issuance of common stock in an amount equal to or in excess of 20% of our common stock outstanding for the purposes of Nasdaq Listing Rule 5635(d). Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this approval. As a result, any shares not voted by a customer will be treated as a broker non-vote. These broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Kingsdale Shareholder Services, U.S. LLC to act as our proxy solicitor in connection with the proposal to be acted upon at our Special Meeting. For those services we will pay Kingsdale Shareholder Services, U.S. LLC approximately $7,500 plus expenses.

What Happens if a Change to the Special Meeting is Necessary due to COVID-19?

We are sensitive to public health and travel risks and concerns related to COVID-19, and may announce alternative arrangements for the Special Meeting, including holding the Special Meeting solely by means of remote communication. If we take this step, we will announce the changes in advance by press release, posted on our website (www.evofem.com) and filed with the SEC as additional proxy materials and as otherwise required by applicable state law. A meeting held solely by remote means will have no impact on stockholders’ ability to provide their proxy by using the internet or telephone or by completing, signing, dating and mailing their proxy card as discussed above. As always, we encourage you to vote your shares prior to the Special Meeting.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Special Meeting

The Special Meeting will be held at 8:00 a.m., Pacific Standard Time, on Thursday, June 18, 2020, at the Company’s headquarters at 12400 High Bluff Drive, Suite 600, San Diego, California 92130 in the 6th floor board room. Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, attendees will be required to wear a self-provided mask or cloth face covering while on the premises, and required to practice social distancing. Any person in attendance who exhibits cold or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. The Company reserves the right to take any additional precautionary measures it deems appropriate in relation to the physical meeting and access to its premises. You need not attend the Special Meeting in order to vote. When you arrive at the Company’s headquarters at 12400 High Bluff Drive, Suite 600, San Diego, California 92130, signs will direct you to the 6th floor board room where the meeting will be held.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of proxy statements allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Philadelphia Stock Transfer, Inc., by calling their toll free number, 1-866-223-0448.

If you do not wish to participate in householding and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•If your Company shares are registered in your own name, please contact our transfer agent, Philadelphia Stock Transfer, Inc., and inform them of your request by calling them at 1-866-223-0448 or writing them at Philadelphia Stock Transfer, Inc., 2320 Haverford Rd., Suite 230, Ardmore, Pennsylvania 19003.
•If a broker or other nominee holds your Company shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information concerning the ownership of our common stock as of April 24, 2020, by (i) those persons who are known to us to be the beneficial owner(s) of more than five percent of our common stock, (ii) each of our directors and named executive officers and (iii) all of our directors and named executive officers as a group. Percentage of ownership is based on 49,700,931 shares of common stock outstanding on April 24, 2020.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 24, 2020 pursuant to the exercise of options, warrants or other rights to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% Stockholders
PDL BioPharma, Inc. (1)	16,666,668	31.4%
932 Southwood Boulevard Incline Village, NV 89451
Entities affiliated with Invesco Ltd. (2)	12,368,466	24.6%
1555 Peachtree Street, N.E. Atlanta, GA 30309
Link Fund Solutions Limited (3)	9,138,504	18.4%
6th Floor, 65 Gresham Street London, EC2V 7NQ, United Kingdom
Schroder Investment Management Ltd.	3,357,718	6.8%
1 London Wall Place London, EC2Y 5AU, United Kingdom
Directors and Named Executive Officers
Gillian Greer, Ph.D. (4)	81,393	*
William Hall, Ph.D., M.D. (6)	81,393	*
Kim Kamdar, Ph.D. (6)	94,790	*
Tony O’Brien (7)	81,393	*
Colin Rutherford (8)	100,554	*
Lisa Rarick, M.D. (9)	6,250	*
Saundra Pelletier (10)	1,872,749	3.7%
Justin J. File (11)	774,756	1.5%
Russell Barrans (12)	707,922	1.4%
Directors and executive officers as a group (11 Persons) (13)	4,977,694	9.4%

*	Includes beneficial ownership of less than 1% of the outstanding shares of Evofem’s common stock.

(1)PDL BioPharma, Inc. (PDL) may be deemed to beneficially own 16,666,668 shares of our common stock consisting of (i) 13,333,334 shares of common stock and (ii) 3,333,334 shares of common stock issuable upon exercise of warrants held by PDL exercisable within 60 days after April 24, 2020.
(2)Invesco Ltd., in its capacity as an investment adviser, may be deemed to beneficially own 12,368,466 shares. Invesco Ltd. is the parent issuer of Invesco UK limited, which is the parent issuer of Invesco Asset Management Limited, which is the manager of the funds and accounts that own the common stock consisting of (i) 7,663,970 shares of common stock and 555,556 shares of common stock issuable upon exercise of warrants held by Invesco Perpetual High Income Fund and (ii) 4,148,940 shares of common stock held by Invesco Perpetual Income Fund.
(3)BlackRock, Inc. may also be deemed to beneficially own 7,939,696 of these shares.

(4)Consists of 81,393 shares of common stock that may be acquired pursuant to the exercise of stock options held by Dr. Greer within 60 days after April 24, 2020.
(5)Consists of 81,393 shares of common stock that may be acquired pursuant to the exercise of stock options held by Dr. Hall within 60 days after April 24, 2020.
(6)Consists of (i) 4,287 shares of common stock held by Dr. Kamdar and (ii) 90,503 shares of common stock that may be acquired pursuant to the exercise of stock options held by Dr. Kamdar within 60 days after April 24, 2020.
(7)Consists of 81,393 shares of common stock that may be acquired pursuant to the exercise of stock options held by Mr. O’Brien within 60 days after April 24, 2020.
(8)Consists of 100,554 shares of common stock that may be acquired pursuant to the exercise of stock options held by Mr. Rutherford within 60 days after April 24, 2020.
(9)Consists of 6,250 shares of common stock that may be acquired pursuant to the exercise of stock options held by Ms. Rarick within 60 days after April 24, 2020.
(10)Consists of (i) 666,135 shares of common stock held by Ms. Pelletier and (ii) 1,206,614 shares of common stock that may be acquired pursuant to the exercise of stock options held by Ms. Pelletier within 60 days after April 24, 2020. 33,333 shares of common stock that may be acquired pursuant to the exercise of stock options held by Ms. Pelletier within 60 days after April 24, 2020 are subject to stockholder approval and are not reflected above.
(11)Consists of (i) 331,097 shares of common stock held by Mr. File and (ii) 443,659 shares of common stock that may be acquired pursuant to the exercise of stock options held by Mr. File within 60 days after April 24, 2020. 11,111 shares of common stock that may be acquired pursuant to the exercise of stock options held by Mr. File within 60 days after April 24, 2020 are subject to stockholder approval and are not reflected above.
(12)Consists of (i) 332,519 shares of common stock held by Mr. Barrans and (ii) 375,403 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 24, 2020. 11,111 shares of common stock that may be acquired pursuant to the exercise of stock options held by Mr. Barrans within 60 days after April 24, 2020 are subject to stockholder approval and are not reflected above.
(13)Consists of (i) 1,743,595 shares of common stock held by our current executive officers and directors and (ii) 3,234,099 shares of common stock that may be acquired by our current executive officers and directors pursuant to the exercise of stock options within 60 days after April 24, 2020. 77,777 shares of common stock that may be acquired pursuant to the exercise of stock options held by our current executive officers within 60 days after April 24, 2020 are subject to stockholder approval and are not reflected above.

PROPOSAL 1

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULES 5635(b) AND 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF CERTAIN CONVERTIBLE NOTES AND THE EXERCISE OF CERTAIN WARRANTS.

Background and Overview

Securities Purchase and IP Security Agreement

On April 23, 2020, we and our wholly-owned domestic subsidiaries (the “Guarantors”) entered into a Securities Purchase and Security Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”) and their designated agent (the “Designated Agent”), pursuant to which we agreed to issue and sell to the Purchasers and the Purchasers agreed to purchase from us (i) convertible senior secured promissory notes (the “Notes”) in an aggregate principal amount of up to $25.0 million (the “Maximum Amount”) and (ii) warrants to purchase shares of common stock (the “Warrants”, and together with the Notes, the “Securities”) in a private placement (the “Private Placement”). The issuance of the Notes, the Warrants and related shares of common stock issuable upon the conversion of the Notes and exercise of the Warrants are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.

The Notes are secured by a pledge of substantially all of the assets, including intellectual property, of the Company and each of the Guarantors. Also on April 23, 2020, the Company and certain of the Guarantors, as grantors, entered into an Intellectual Property Security Agreement with the Designated Agent, as the collateral agent for the Purchasers (the “IP Security Agreement”), pursuant to which the grantors granted to the Designated Agent, for the ratable benefit of the Purchasers, a continuing security interest in all of the grantors’ right, title and interest in and to certain intellectual property of the grantors, whether now owned or hereafter acquired, and wherever located, as collateral security for the prompt and complete payment and performance when due of the grantor’s obligations under the Security Purchase Agreement.

Pursuant to the terms of the Securities Purchase Agreement, we issued and sold to the Purchasers and the Purchasers purchased from us $15.0 million of Notes at an initial closing on April 23, 2020 (the “Initial Closing”). We may issue and sell to the Purchasers and the Purchasers may purchase from us up to an additional $10.0 million of Notes from time to time at the Purchasers’ discretion (each such closing, a “Subsequent Closing”) at any time prior to the Company receiving at least $100.0 million in aggregate gross proceeds from one or more future sales of equity securities for the principal purpose of raising capital, excluding issuance or conversion of the Notes, exercise of the Warrants, and certain other limited exceptions (the “Funding Threshold”). In addition, the Securities Purchase Agreement provides that upon issuance of a Note, we also issue to the Purchaser of that Note a Warrant to be exercisable for a number of shares of common stock equal to 50% of the aggregate principal amount of the Note divided by the exercise price of the Warrant. As of the Initial Closing, the initial conversion price of the Notes and the initial exercise price of the Warrants was $2.44.

Pursuant to the Securities Purchase Agreement, we are required to achieve at least $100.0 million in cumulative net sales net sales of the product PhexxiTM (L-lactic acid, citric acid, and potassium bitartrate) determined in accordance with U.S. generally accepted accounting principles, by no later than June 30, 2022. The Securities Purchase Agreement also includes other customary affirmative and negative covenants for transactions of this type, including a limitation on our ability to incur certain additional indebtedness. In addition, the Securities Purchase Agreement includes customary representations and warranties made by each of the Purchasers and us.

Pursuant to the terms of the Securities Purchase Agreement, for so long as the Purchasers hold at least 50% of the Notes purchased at the Initial Closing (or shares of common stock issuable upon conversion thereof) and at least 1% of the outstanding voting shares of the Company, the Purchasers are entitled to appoint a representative of the Designated Agent to attend all meetings of our Board of Directors in a non-voting capacity. The Purchasers also have a right, from the Initial Closing until the date on which the Funding Threshold is met, to purchase up to 20% of any equity securities that we may issue or sell (a “Subsequent Financing”), including any overallotment options, subject to certain limited exceptions. In the event that we conduct a Subsequent Financing, we must provide at least 10 days’ prior written notice to the Purchasers.

The Securities Purchase Agreement shall terminate automatically upon the conversion of the Notes in full or when the secured obligations under the Securities Purchase Agreement have been paid in full.

We expect to use these net proceeds from the Private Placement for clinical research and development purposes, including pre-commercialization activities, and for general corporate purposes, although our management will have broad discretion in the use of these funds.

Notes

The Notes have a five-year term, with no pre-payment ability. Interest on the unpaid principal balance of the Notes (the “Outstanding Balance”) accrues at 10.0% per annum. Pursuant to the terms of the Securities Purchase Agreement, for a period of one year from the Initial Closing, accrued interest accretes on a quarterly basis to the Outstanding Balance, and after such one-year period, accrued interest shall be paid in arrears on a quarterly basis in cash or in kind, at the Purchasers’ option.

The Notes are callable by us on 10 days’ written notice beginning on the third anniversary of the Initial Closing, with a call price at 100% of the Outstanding Balance if the value of the Company’s common stock (measured using a 30-day volume weighted average price (“VWAP”)) is greater than three times the 30-day VWAP ending the day prior to the Initial Closing (the “Closing Price”). If the 30-day VWAP at the time of call is less than three times the Closing Price, then the call price will be 110% of the Outstanding Balance.

The Notes are convertible at any time at the option of each Purchaser at a price equal to the lower of: (i) $2.44, and (ii) the lowest price per share at which we sell equity securities through and including the date on which the Funding Threshold is met (the “Floor Price”). In the event that any such equity securities issued by us are convertible into or exchangeable for common stock (a “Derivative Security”), the maximum number of shares of common stock issuable upon the exercise or conversion of such Derivative Security, including as a result of any later adjustment to such Derivative Security, shall be used in determining the effective price per share at which the underlying common stock was offering and sold in calculating the Floor Price. In the event a Purchaser elects to convert all or any portion of a Note, such Purchaser shall tender a conversion notice to us and surrender such Note to us within two trading days. We will then be required to deliver common stock to such Purchaser by the later of two trading days after the delivery of the conversion notice or delivery of the Note.

The Notes may not be converted to the extent that, after giving effect to such conversion, the Purchaser, together with its affiliates and any other person acting as a group as defined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the affiliates and such persons, the “Attribution Parties”), would beneficially own in excess of 4.99% of the number of shares of the common stock outstanding immediately prior to, and immediately after giving effect to, the conversion of all or any portion of the Notes, excluding the number of shares of common stock that would be issuable upon (i) exercise or conversion of the non-exercised portion of the Warrants beneficially owned by such Purchaser or the Attribution Parties and (ii) exercise or conversion of any other securities of the Company, in each case subject to a similar limitation (the “Beneficial Ownership Limitation”). The Purchasers may adjust the Beneficial Ownership limitation at any time, upon 61 days’ notice, provided that the Beneficial Ownership Limitation may not be adjusted above 19.99% of the number of shares of common stock outstanding immediately prior to, and immediately after giving effect to, the conversion of all or any portion of the Notes

In the event that (i) the Funding Threshold has not been met on or prior to the first anniversary of the Initial Closing or, (ii) at any time after the six-month anniversary of the Initial Closing, we are unable to issue the full amount of shares issuable upon conversion of the Notes or upon exercise of the Warrants, the noteholders will have the option to require us to repurchase all or any portion of the Notes in cash. In such case, the redemption price will equal 110% of the Outstanding Balance plus accrued and unpaid interest. In the event of an Event of Default or our Change of Control or liquidation (in each case, as defined in the Securities Purchase Agreement), each Purchaser may elect, at its option, to require us to repurchase all or any portion of the Notes in cash at a repurchase price equal to the sum of (x) three times the sum of the Outstanding Balance, plus (y) the aggregate value of future interest that would have accrued under the call principal amount from the period commencing on the date on which such amount is declared to be due and payable through the fifth anniversary of the Initial Closing.

Warrants

The Warrants issued in the Private Placement will be exercisable for a number of shares of common stock equal to 50% of the aggregate principal amount of the Notes divided by the exercise price of the Warrants. The exercise price of the Warrants will always equal the conversion price of the Notes, which as of the Initial Closing Date was $2.44, but is subject to adjustment as described above. The Warrants have a five-year term with customary exercise blockers (mirroring the conversion blocker under the Notes) and have other customary terms, including a cashless exercise provision and buy-in remedy.

Registration Rights Agreement

In addition, pursuant to the Securities Purchase Agreement, we and the Purchasers may, at the request of the Designated Agent, enter into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which we will grant to the Purchasers certain demand resale registration rights with respect to the common stock issuable upon conversion of the Note, exercise of the Warrants or any common stock acquired by the Purchasers hereafter (the “Registrable Securities”). Pursuant to the Registration Rights Agreement, if and only if executed, we will be required, subject to limited exceptions, to file a registration statement covering the resale of the Registrable Securities by the Purchasers within 60 days following the request by a Purchaser. We the Purchasers and certain of our and their affiliates will have reciprocal indemnification obligations under the Registration Rights Agreement. The rights under the Registration Rights Agreement will terminate automatically once all Registrable Securities cease to be Registrable Securities because of any of the following reasons (i) all Registrable Securities have been sold pursuant to an effective registration statement, (ii) all Registrable Securities have been sold by the Purchasers pursuant to Rule 144 as promulgated under the Securities Act (“Rule 144”), (iii) all Registrable Securities may be resold by the Purchasers without limitations as to volume or manner or sale pursuant to Rule 144, or (iv) ten years have the date of the Registration Rights Agreement.

Effect of Issuance of Additional Securities

The Securities will be immediately convertible or exercisable at the discretion of the holder. Immediately after the Initial Closing, the Notes and Warrants issued at such Initial Closing were convertible and exercisable in full at a conversion price and exercise price of $2.44. As of April 24, 2020, we had 49,700,931 shares of common stock outstanding (such amount not giving effect to the exercise of any outstanding options, warrants or any other rights to purchase our securities) (the “April 24 Outstanding Share Amount”). Based on the April 24 Outstanding Share Amount:

•if the Purchasers were to convert the Notes and exercise the Warrants purchased at the Initial Closing in full without regard to the Beneficial Ownership Limitation at the conversion price and exercise price of $2.44, the Purchasers will hold an aggregate of 9,221,311 shares of our common stock, equal to 18.6% of our outstanding common stock on a pre-transaction basis (using the April 24 Outstanding Share Amount as the denominator) and 15.7% of our common stock on a post-transaction basis (using 58,922,242 shares of common stock as the denominator, which includes the April 24 Outstanding Share Amount and the shares assumed issued upon conversion of the Notes and exercise of the Warrants purchased at the Initial Closing); and

•if the Purchasers purchase additional Securities up to the Maximum Amount, and subsequently convert the Notes and exercise the Warrants in full without regarding to the Beneficial Ownership Limitation, at a conversion price and exercise price of $2.44, the Purchasers could hold an aggregate of 15,368,852 shares of our common stock, including 10,245,902 shares of our common stock resulting from the conversion of the Notes and 5,122,950 shares of our common stock resulting from the exercise of the Warrants, equal to 30.9% of our outstanding common stock on a pre-transaction basis (using the April 24 Outstanding Share Amount as the denominator) and 23.6% of our common stock on a post-transaction basis (using 65,069,783 shares of common stock as the denominator, which includes the April 24 Outstanding Share Amount and the shares assumed issued upon conversion of the Notes and exercise of the Warrants).

As such, the Purchasers could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Purchasers convert the Notes or exercise the Warrants. Further, because of the possibility that the conversion price and exercise price may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect. The exact magnitude of the dilutive effect cannot be conclusively determined, but the dilutive effect may be material to our current stockholders.

Why We Need Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(b) and 5635(d).

Our common stock is currently listed on the Nasdaq Capital Market and trades under the ticker symbol “EVFM”. As such, we are subject to Nasdaq Marketplace Rules. Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of an issuer. This rule does not specifically define when a change in control of an issuer may be deemed to occur, however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of an issuer’s then outstanding capital stock, and this person would then hold the largest ownership position of an issuer. Pursuant to the terms of the Securities Purchase Agreement, if (i) the conversion price and exercise price of the Notes and Warrants are adjusted downward to less than $2.44, (ii) the Purchasers purchase additional Securities up to the Maximum

Amount, and (iii) the Purchasers subsequently were to convert the Notes and exercise the Warrants in full without regarding to the Beneficial Ownership Limitation, then upon full conversion of the Notes and full exercise of the Warrants, particularly at such lesser conversion price and exercise price, the Purchasers would beneficially own in excess of 23.6% of our issued and outstanding common stock on a post-transaction basis (using 65,069,783 shares of common stock as the denominator, which includes the April 24 Outstanding Share Amount and the shares assumed issued upon conversion of the Notes and exercise of the Warrants) and could then potentially be the largest holder of our issued and outstanding common stock. While the conversion of the Notes and the exercise of the Warrants issued at the Initial Closing, without regard to the Beneficial Ownership Limitation, at the conversion price and exercise price of $2.44, would result in the Purchasers holding 18.6% of our outstanding common stock on a pre-transaction basis (using the April 24 Outstanding Share Amount as the denominator) and 15.7% of our common stock on a post-transaction basis (using 58,922,242 shares of common stock as the denominator, which includes the April 24 Outstanding Share Amount and the shares assumed issued upon conversion of the Notes and exercise of the Warrants purchased at the Initial Closing), and thus, does not result in a change of control or a violation of Nasdaq Listing Rule 5635(b), because the Purchasers may purchase additional Securities up to the Maximum Amount and the conversion price and exercise price can be adjusted downward until the date that the Funding Threshold is met, it is possible that the issuance and conversion of the Notes and exercise of the Warrants could, in the future, result in a change of control.

As a result, in this proposal we are seeking stockholder approval, to comply with Nasdaq Listing Rule 5635(b), to issue more than 20% of our outstanding common stock to a Purchaser who may then be our largest stockholder.

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (i) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) at a price less than the greater of book or market value which equals 20% or more of our common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) equal to 20% or more of our common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

Prior to the Initial Closing of the Private Placement, on April 24, 2020, we had the April 24 Outstanding Share Amount outstanding. Based on the April 24 Outstanding Share Amount and based on the current conversion price of the Notes and the exercise price of the Warrants of $2.44, the conversion of the Notes and the exercise of the Warrants purchased at the Initial Closing in full, without regard to the Beneficial Ownership Limitation, would result in the Purchasers holding an aggregate of 9,221,311 shares of our common stock, equal to 18.6% of our outstanding common stock on a pre-transaction basis (using the April 24 Outstanding Share Amount as the denominator) and 15.7% of our common stock on a post-transaction basis (using 58,922,242 shares of common stock as the denominator, which includes the April 24 Outstanding Share Amount and the shares assumed issued upon conversion of the Notes and exercise of the Warrants purchased at the Initial Closing), and therefore would not result in a violation of Nasdaq Listing Rule 5635(b). However, because the Purchasers may purchase additional Securities up to the Maximum Amount and the conversion price and exercise price can be adjusted downward until the date that the Funding Threshold is met, it is possible that the issuance and conversion of the Notes and exercise of the Warrants could, in the future, result in the issuance of more than 20% of our common stock..

If the Purchasers purchase additional Securities up to the Maximum Amount, and were subsequently to convert the Notes and exercise the Warrants in full without regarding to the Beneficial Ownership Limitation, at a conversion price and exercise price of $2.44, then the Purchasers could hold an aggregate of 15,368,852 shares of our common stock, including 10,245,902 shares of our common stock resulting from the conversion of the Notes and 5,122,950 shares of our common stock resulting from the exercise of the Warrants, equal to 30.9% of our outstanding common stock on a pre-transaction basis (using the April 24 Outstanding Share Amount as the denominator) and 23.6% of our common stock on a post-transaction basis (using 65,069,783 shares of common stock as the denominator, which includes the April 24 Outstanding Share Amount and the shares assumed issued upon conversion of the Notes and exercise of the Warrants). The ownership percentage of the Purchasers could potentially be even greater if the conversion price of the Notes and exercise price of the Warrants are further adjusted downward in accordance with the terms of the Notes and Warrants. We generally have no control over whether the Purchasers will convert the Notes or exercise the Warrants.

Given the foregoing, we are also seeking stockholder approval under this proposal, to comply with Nasdaq Listing Rule 5635(d), to issue more than 20% of our outstanding common stock to the Purchasers under the terms of the Securities Purchase Agreement and the Notes and Warrants issued in connection with the Private Placement.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(b) and/or 5635(d) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, if the Notes are converted and/or the Warrants are exercised, our current stockholders will own a smaller percentage of outstanding shares of our common stock.

Future issuances of securities in connection with the Private Placement, up to the Maximum Amount, may cause additional reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of our common stock issued to the Purchasers upon conversion of the Notes or exercise of the Warrants could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of our common stock that may be issued upon conversion of the Notes or exercise of the Warrants may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Consequences of Not Approving this Proposal
If our stockholders do not approve this Proposal 1, the Notes will not be convertible and the Warrants will not be exercisable in a manner that violates Nasdaq Listing Rules 5635(b) or 5635(d). As a result, to the extent that any future conversion of the Notes or exercise of the Warrants, including Notes and Warrants issued up to the Maximum Amount, would result in the issuance of common stock that would either (a) result in a change of control or (b) result in the issuance of more than 20% of our outstanding common stock, we would, in lieu of issuing such shares above these thresholds, be obligated to pay the Purchasers an amount in cash equal to the fair market value of such shares of common stock that we were unable to issue. Depending on the fair market value of a share of our common stock at the time of conversion or exercise, this cash payment obligation could be significant.

In addition, our failure to obtain approval of this Proposal 1 within six months of the Initial Closing would constitute a repurchase event under the Securities Purchase Agreement and, as a result, the noteholders will have the option to require us to repurchase all or any portion of the Notes in cash. In such case, the repurchase price will equal 110% of the Outstanding Balance plus accrued and unpaid interest.

Further, failure to make any of the cash payments described above would likely amount to an Event of Default under the Securities Purchase Agreement, which would allow each Purchaser to elect, at its option, to require us to repurchase all or any portion of the Notes in cash at a repurchase price equal to the sum of (x) three times the sum of the Outstanding Balance, plus (y) the aggregate value of future interest that would have accrued under the call principal amount from the period commencing on the date on which such amount is declared to be due and payable through the fifth anniversary of the Initial Closing.

Additional Information

This summary is intended to provide you with basic information concerning the Securities Purchase Agreement, Notes and Warrants. The descriptions set forth above are not complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, and forms of notes and warrants, copies of which are filed with our Current Report on Form 8-K, filed with the SEC on April 27, 2020.

Vote Required and Board Recommendation

This proposal must receive a “For” vote from the holders of a majority of the shares of common stock properly casting votes for or against this proposal at the Special Meeting in person or by proxy. The Private Placement was approved by the Board on March 15, 2020. The Board determined that Proposal 1 is advisable and in the best interest of our stockholders and recommended that our stockholders vote in favor of Proposal 1. In reaching its determination to approve Proposal 1, the Board, with advice from our management and legal advisors, considered a number of factors, including:
•the fact that the proceeds from the Notes and Warrants that will provide the necessary working capital to enable us to continue the advance our strategic direction as we prepare for commercial launch post our anticipated approval of Phexxi on May 25, 2020;
•the additional and potentially substantial cash payment obligations that could arise as a result of our inability to issue shares of common stock in violation of Nasdaq Rule 5635(b) and/or 5635(d) if Proposal 1 is not approved;
•our current financial condition, results of operations, cash flow and liquidity, which require us to raise additional capital for ongoing operational needs in advance of our anticipated commercialization of Phexxi; and
•the fact that our management explored extensive financing options with other potential investors and coupled with the impact of COVID-19 on the current financial markets, we are not aware of an ability for us to obtain the financing needed for our interim cash needs at a comparable level to the transactions with the Purchasers, or at all.

In view of the variety of factors considered in connection with the evaluation of Proposal 1, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, in considering the various factors, individual members of the Board may have assigned different weights to different factors.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULES 5635(b) AND 5635(d), OF THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF CERTAIN CONVERTIBLE NOTES AND THE EXERCISE OF CERTAIN WARRANTS.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2021 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than November 30, 2020, which is 120 days prior to the first anniversary of the mailing date of the proxy statement for our 2020 annual meeting of stockholders. However, if the date of the 2021 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2020 annual meeting, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In nominating candidates for election as a director, the Nominating and Corporate Governance Committee will consider a reasonable number of candidates for director recommended by a single stockholder who has held over 0.1% of our common stock for over one year and who satisfies the notice, information and consent provisions set forth in our amended and restated bylaws and corporate governance guidelines. Stockholders who wish to recommend a candidate may do so by writing to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Evofem Biosciences, Inc., 12400 High Bluff Drive, Suite 600, San Diego, California 92130. Our amended and restated bylaws state the procedures for a stockholder to bring a stockholder proposal or nominate an individual to serve as a director of the Board. Our amended and restated bylaws provide that advance notice of a stockholder’s proposal or nomination of an individual to serve as a director must be delivered to our Corporate Secretary at our corporate offices not earlier than the one hundred twentieth (120th) day, nor later than the close of business on the ninetieth (90th) day, prior to the anniversary of the previous year’s annual meeting of stockholders. However, our amended and restated bylaws also provide that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the preceding year’s annual meeting, notice must be received no earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than one-hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which the public announcement of the date of such meeting is first made. In addition to meeting the advance notice provisions mentioned above, the stockholder in its notice must provide the information required by our amended and restated bylaws to bring a stockholder proposal or nominate an individual to serve as a director of the Board.

A copy of the full text of the provisions of our amended and restated bylaws dealing with stockholder nominations and proposals is available to stockholders from our Corporate Secretary upon written request. The Nominating and Corporate Governance Committee will use the same evaluation process for director nominees recommended by stockholders as it uses for other director nominees.

San Diego, California
May 8, 2020

Appendix A

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/17/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/17/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000468590_1 R1.0.1.18

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com

EVOFEM BIOSCIENCES, INC.
Special Meeting of Shareholders
June 18, 2020 8:00 AM Pacific Standard Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Alexander A. Fitzpatrick and Justin J. File, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of EVOFEM BIOSCIENCES, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at 08:00 AM, PST on 6/18/2020, at the Company's headquarters at 12400 High Bluff Drive, Suite 600, San Diego, California 92130 in the 6th floor board room and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000468590_2 R1.0.1.18

Continued and to be signed on reverse side

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